[Logo] M F S(SM)                                                   Annual Report
INSTITUTIONAL ADVISORS, INC                                       for Year Ended
                                                                   June 30, 1998


--------------------------------------------------------------------------------
MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


                               [Graphic Omitted]

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND


TRUSTEES                                   INVESTMENT ADVISER
Jeffrey L. Shames*                         Massachusetts Financial Services
Chairman, Chief Executive Officer,          Company
and Director, MFS(R) Investment            500 Boylston Street
Management(SM)                             Boston, MA 02116-3741

Nelson J. Darling, Jr.                     DISTRIBUTOR
Professional Trustee                       MFS Fund Distributors, Inc.
                                           500 Boylston Street
William R. Gutow                           Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management           INVESTOR SERVICE
 Company;                                  MFS Service Center, Inc.
Real Estate Consultant                     P.O. Box 1400
                                           Boston, MA 02107-9906
PORTFOLIO MANAGER
David R. Mannheim*                         For additional information,
                                           contact your financial adviser.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                         CUSTODIAN
                                           State Street Bank and Trust Company
TREASURER
W. Thomas London*                          AUDITORS
                                           Deloitte & Touche LLP
ASSISTANT TREASURERS
Mark E. Bradley*                           WORLD WIDE WEB
Ellen Moynihan*                            www.mfs.com
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


--------------------------------------------------------------------------------

                For the fourth year in a row, MFS earned a #1 ranking
                in the DALBAR, Inc. Broker/Dealer Survey, Main Office
                Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A
[Dalbar logo]   total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

--------------------------------------------------------------------------------

*Affiliated with the Investment Adviser


-------------------------------------------------------------------------------
NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about
29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods when some Asian economies appeared to improve, but the situation remains quite dynamic and could turn worse before getting better. While the crisis has affected all countries in Asia, Japan was a major factor behind the turmoil as excesses in its banking and real estate sectors have led to severe currency problems. In the long run, Japan will be the engine that drives the region's eventual recovery, thus it warrants closer investor scrutiny. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the greater-than-expected strength of European economies. As Europe moves toward economic union, these countries have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses, while providing numerous investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

    July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders:

For the twelve months ended June 30, 1998, the Fund provided a total return of 10.13%, which compares to a 6.38% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component.

Europe is in the early stages of a growth cycle similar to what the United States has experienced. In Europe earnings growth is accelerating, while growth is slowing in the United States. In addition, European companies have begun to restructure, outsource, and create greater corporate efficiencies, which has added steam to corporate earnings growth. Europe looks like it is headed toward a "virtuous cycle" that would result in higher consumer confidence, higher employment, and strong demand, just like the current U.S. situation. Europe is earlier in the cycle than the United States is; therefore, we think it may be able to sustain this growth rate for an additional year or two, while U.S. growth slows. About 17% of assets are in financial services, a sector which is made up mostly of European banking and insurance concerns but includes no Japanese firms. As interest rates have fallen, stock markets have risen, with bank stocks a prime beneficiary. The top holdings in this sector are not household names necessarily but those that we feel have the best prospects for growth, such as Anglo Irish Bank in Ireland. The consumer staples sector is our second largest and is comprised of companies such as Benckiser in the Netherlands, the world leader in dishwasher detergent, and Henkel in Germany.

Slightly less than 10% of assets are invested in basic materials. Here we've focused on European specialty chemical companies in the midst of a wave of consolidation and restructuring that is benefiting their stock prices. Some of the biggest names include Akzo Nobel and Ciba Specialty. A recent example of the consolidation going on in this market is Akzo Nobel's proposed acquisition of Courtalds, a British chemical company. Today, Akzo Nobel is growing faster than many of it peers, and its stock is trading at a discount when compared to its earnings growth rate.

Technology is our fourth-largest sector and represents a little less than 9% of assets. Our investments here are concentrated mostly in Japanese companies that serve global markets, such as Sony and Canon. These stocks are more keyed to what's happening in the world than to their own economy.

Our fifth-largest sector, utilities and communications, features stocks such as Telecomunicacoes Brasileiras (Telebras), which is benefiting from deregulation and privatization in Brazil.

Regarding the Asian economic turmoil, we believe the situation will stabilize in two or three years. Whether Asian economies stabilize at high or low levels, however, is too difficult to call right now. We continue to invest in stocks of companies that we think have good business models and that can survive political and local economic shocks. Unfortunately, most of the countries in Southeast Asia don't have many companies that meet that test. Indonesia is a perfect example. Its market is depressed, its currency is unstable, and the cost to hedge (to eliminate currency risk) is high. In the future, we hope to find through our research sustainable investments with good long-term growth prospects.

Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is a Senior Vice President of MFS(R) Investment Management(SM) and portfolio manager of MFS(R) World Equity Fund, MFS(R) International Growth Fund, MFS(R) World Asset Allocation(SM) Fund, MFS(R) Institutional International Equity Fund, MFS(R) Meridian(SM) Global Equity Fund, MFS(R) World Growth Fund, and the International Series, the World Growth Series, and the World Asset Allocation(SM) Series offered through MFS(R)/Sun Life annuity products.

Mr. Mannheim joined MFS in 1988 and was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President and portfolio manager of MFS World Equity Fund in 1992, and Senior Vice President in 1997. He is a graduate of Amherst College and the Massachusetts Institute of Technology Sloan School of Management.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Please read it carefully before investing or sending money.

FUND FACTS

Objective:              Seeks to provide long-term growth of capital. The Fund
                        invests, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the United States.

Commencement of
investment operations:  January 31, 1996

Size:                   $12.5 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from February 1, 1996, through June 30, 1998)


                 MFS
            INSTITUTIONAL                      CONSUMER
            INTERNATIONAL       MSCI             PRICE
               EQUITY           EAFE             INDEX
                FUND           INDEX            -- U.S.
--------------------------------------------------------
 2/96       $3,000,000       $3,000,000       $3,000,000
12/96        3,535,000        3,177,000        3,083,000
12/97        3,917,000        3,242,000        3,136,000
 6/98        4,452,937        3,763,898        3,170,786



AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 1998

                                                     1 Year     10 Years/Life
-----------------------------------------------------------------------------
MFS Institutional International Equity Fund*        +10.13%           +17.76%
-----------------------------------------------------------------------------
MSCI EAFE Index#                                    + 6.38%           + 9.87%
-----------------------------------------------------------------------------
Consumer Price Index#+                              + 1.75%           + 2.32%
-----------------------------------------------------------------------------
* "Life" refers to the period from the commencement of the Fund's investment operations, January 31, 1996, through June 30, 1998.
# Source: CDA/Wiesenberger. "Life" refers to the period from January 1, 1996, through June 30, 1998.
+ The Consumer Price Index is measured by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS - June 30, 1998

Stocks - 98.4%
-----------------------------------------------------------------------------------------------
Issuer                                                                    Shares          Value
-----------------------------------------------------------------------------------------------
Foreign Stocks - 98.4%
  Australia - 3.0%
    QBE Insurance Group Ltd. (Insurance)                                  65,007    $   229,475
    Seven Network Ltd. (Entertainment)                                    37,000        111,363
    Tab Ltd. (Gaming)*                                                    18,800         27,710
                                                                                    -----------
                                                                                    $   368,548
-----------------------------------------------------------------------------------------------
  Brazil - 1.8%
    Companhia Electricas est Rio de Janeiro (Utilities -
      Electric)*                                                         145,700    $    71,811
    Companhia Paranaense de Energia, ADR (Utilities -
      Electric)                                                            8,400         77,700
    Telecomunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                                   700         76,431
                                                                                    -----------
                                                                                    $   225,942
-----------------------------------------------------------------------------------------------
  Canada - 4.5%
    Canadian National Railway Co. (Railroads)                              8,400    $   446,250
    Legacy Hotel Real Estate Investment Trust (Real Estate
      Investment Trust)##                                                  4,000         23,400
    T. Eaton Co., Ltd. (Stores)*                                           8,900         90,538
                                                                                    -----------
                                                                                    $   560,188
-----------------------------------------------------------------------------------------------
  Chile - 1.3%
    Chilectra S.A., ADR (Utilities - Electric)                             7,400    $   158,360
-----------------------------------------------------------------------------------------------
  Czech Republic - 0.5%
    Tabak AS (Tobacco)                                                       243    $    58,509
-----------------------------------------------------------------------------------------------
  Finland - 4.9%
    Helsingin Puhelin Oy (Telecommunications)                              2,200    $   102,236
    Huhtamaki Oy Group (Conglomerate)                                      1,700         97,279
    Pohjola Insurance Group (Insurance)                                    4,000        199,005
    TT Tieto Oy (Computer Software - Services)                             2,745        208,603
                                                                                    -----------
                                                                                    $   607,123
-----------------------------------------------------------------------------------------------
  France - 7.5%
    Television Francaise (Broadcasting)                                    1,640    $   253,808
    Thomson CSF (Aerospace and Defense)                                    3,900        148,154
    Total S.A., "B" (Oils)                                                 1,900        246,660
    Union des Assurances Federales S.A. (Insurance)                        1,800        283,326
                                                                                    -----------
                                                                                    $   931,948
-----------------------------------------------------------------------------------------------
  Germany - 7.6%
    Adidas-Salomon AG (Apparel and Textiles)                                 900    $   156,684
    Henkel KGaA (Chemicals)                                                4,600        454,525
    SKW Trostberg AG (Chemicals)                                           2,700         97,149
    Wella AG (Cosmetics)                                                     220        246,001
                                                                                    -----------
                                                                                    $   954,359
-----------------------------------------------------------------------------------------------
  Greece - 0.9%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                 4,444    $   113,885
-----------------------------------------------------------------------------------------------
  Hong Kong - 1.2%
    Li & Fung Ltd. (Wholesale)                                            40,000    $    64,545
    Liu Chong Hing Bank (Banks and Credit Cos.)                           27,000         23,004
    Peregrine Investment Holdings (Finance)*(+)                           37,000              0
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                           44,200         59,055
                                                                                    -----------
                                                                                    $   146,604
-----------------------------------------------------------------------------------------------
  Ireland - 2.5%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)                   116,549    $   312,990
-----------------------------------------------------------------------------------------------
  Italy - 2.2%
    Banca Carige S.p.A. (Banks and Credit Cos.)*                          11,700    $   104,504
    ERG S.p.A. (Oils)*                                                    23,000         92,052
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                                24,000         80,944
                                                                                    -----------
                                                                                    $   277,500
-----------------------------------------------------------------------------------------------
  Japan - 12.4%
    Canon, Inc. (Office Equipment)                                         8,000    $   182,384
    Eisai Co. Ltd. (Pharmaceuticals)                                       7,000         95,752
    Kinki Coca-Cola Bottling Co. (Beverages)                               4,000         48,636
    Kirin Beverage Corp. (Beverages)                                       8,000        150,829
    NTT Data Corp. (Computer Software - Services)                              3        108,779
    Osaka Sanso Kogyo Ltd. (Chemicals)                                    19,000         39,191
    Rohm Co. (Electronics)                                                 1,000        103,134
    Sankyo Co. Ltd. (Pharmaceuticals)                                      3,000         68,611
    Sony Corp. (Electronics)                                               3,300        285,409
    Sony Corp., ADR (Electronics)                                            550         47,334
    Takeda Chemical Industries (Pharmaceuticals)                           5,000        133,531
    TDK Corp. (Special Products and Services)                              1,000         74,184
    Tokyo Broadcasting System, Inc. (Broadcasting)                         7,000         78,526
    Ushio, Inc. (Electronics)                                             17,000        135,341
                                                                                    -----------
                                                                                    $ 1,551,641
-----------------------------------------------------------------------------------------------
  Malaysia - 1.2%
    New Straits Times Press Berhad (Printing and
      Publishing)                                                         30,500    $    11,399
    Tanjong PLC (Entertainment)                                          103,000        143,733
                                                                                    -----------
                                                                                    $   155,132
-----------------------------------------------------------------------------------------------
  Netherlands - 12.2%
    Akzo Nobel N.V. (Chemicals)                                            2,210    $   490,727
    Benckiser N.V., "B" (Consumer Goods and Services)*                     6,300        387,002
    IHC Caland N.V. (Marine Equipment)                                     1,537         86,416
    ING Groep N.V. (Financial Services)                                    4,241        277,388
    Koninklijke Ahrend Groep N.V. (Consumer Goods and
      Services)                                                            4,162        135,702
    Royal Dutch Petroleum Co. (Oils)                                       2,650        146,781
                                                                                    -----------
                                                                                    $ 1,524,016
-----------------------------------------------------------------------------------------------
  Peru - 0.8%
    Telefonica del Peru S.A., ADR (Telecommunications)                     4,700    $    96,056
-----------------------------------------------------------------------------------------------
  Portugal - 3.3%
    Banco Espirito Santo e Comercial de Lisboa S.A. (Banks
      and Credit Cos.)*                                                      650    $    19,499
    Banco Pinto & Sotto Mayor, S.A. (Banks and Credit
      Cos.)(+)                                                            11,200        231,109
    Portugal Telecom S.A. (Telecommunications)                             3,000        158,834
                                                                                    -----------
                                                                                    $   409,442
-----------------------------------------------------------------------------------------------
  Singapore - 1.4%
    Hong Leong Finance Ltd. (Finance)+                                    36,000    $    29,536
    Overseas Union Bank (Banks and Credit Cos.)                           69,000        151,784
                                                                                    -----------
                                                                                    $  181,320
-----------------------------------------------------------------------------------------------
  Spain - 2.3%
    Acerinox S.A. (Iron and Steel)                                           910    $   121,033
    Repsol S.A. (Oils)                                                     3,000        165,114
                                                                                    -----------
                                                                                    $   286,147
-----------------------------------------------------------------------------------------------
  Sweden - 5.5%
    Astra AB (Pharmaceuticals)                                            10,816    $   215,372
    Saab AB,"B" (Aerospace)*                                              20,625        216,969
    Skandia Forsakrings AB (Insurance)                                     6,500         92,799
    Volvo AB (Automobiles)                                                 5,400        160,614
                                                                                    -----------
                                                                                    $   685,754
-----------------------------------------------------------------------------------------------
  Switzerland - 4.8%
    Barry Callebaut AG (Food Products)*                                      200    $    43,140
    Ciba Specialty AG (Chemicals)                                          1,920        246,649
    Clariant AG (Chemicals)                                                  250        164,743
    Novartis AG (Pharmaceuticals)                                             84        139,852
                                                                                    -----------
                                                                                    $   594,384
-----------------------------------------------------------------------------------------------
  United Kingdom - 16.1%
    ASDA Group PLC (Supermarkets)                                         65,800    $   225,820
    Avis Europe PLC (Auto Rental)##                                       36,400        164,739
    British Aerospace (Aerospace and Defense)*                            39,508        302,478
    British Petroleum PLC (Oils)*                                         17,620        256,870
    Capital Radio PLC (Broadcasting)                                       1,700         20,154
    Diageo PLC (Food and Beverage Products)                                8,000         94,743
    Jarvis Hotels PLC (Restaurants and Lodging)+                          24,000         68,855
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                     14,400        116,733
    Lloyds TSB Group PLC (Banks and Credit Cos.)                          12,268        171,583
    LucasVarity PLC (Automotive)                                          64,000        254,070
    Next PLC (Retail)                                                     16,500        141,738
    Tomkins PLC (Conglomerate)                                            35,200        190,966
                                                                                    -----------
                                                                                    $ 2,008,749
-----------------------------------------------------------------------------------------------
  Venezuela - 0.5%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)                                                 2,700    $    67,500
-----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $12,276,097
-----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $10,533,582)                                         $12,276,097
-----------------------------------------------------------------------------------------------
Short-Term Obligations - 2.1%
-----------------------------------------------------------------------------------------------
                                                                Principal Amount
                                                                   (000 Omitted)
-----------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/98, at Amortized Cost               $   260     $  260,000
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $10,793,582)                                     12,536,097
Other Assets, Less Liabilities - (0.5)%                                                 (59,185)
-----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $12,476,912
-----------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) Security valued by or at the direction of the Trustees.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
----------------------------------------------------------------------------
June 30, 1998
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $10,793,582)          $ 12,536,097
  Cash                                                                 9,034
  Foreign currency, at value (identified cost, $10,133)               10,203
  Net receivable for forward foreign exchange contracts to
    purchase                                                           7,675
  Receivable for investments sold                                     31,080
  Dividends receivable                                                23,451
  Receivable from investment adviser                                  57,177
  Deferred organization expenses                                       3,615
  Other assets                                                            71
                                                                ------------
      Total assets                                              $ 12,678,403
                                                                ------------
Liabilities:
  Payable for investments purchased                             $    154,927
  Net payable for foreign currency exchange contracts closed
    or subject to master netting agreements                           23,867
  Payable to affiliates -
    Management fee                                                       757
    Shareholder servicing agent fee                                        9
    Administrative fee                                                    15
  Accrued expenses and other liabilities                              21,916
                                                                ------------
      Total liabilities                                         $    201,491
                                                                ------------
Net assets                                                      $ 12,476,912
                                                                ============
Net assets consist of:
  Paid-in capital                                               $ 10,281,587
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   1,726,190
  Accumulated undistributed net realized gain on investment
    and foreign currency transactions                                374,873
  Accumulated undistributed net investment income                     94,262
                                                                ------------
      Total                                                     $ 12,476,912
                                                                ============
Shares of beneficial interest outstanding                         899,158
                                                                  =======

Net asset value, offering price, and redemption price per
  share (net assets / shares of beneficial interest
  outstanding)                                                     $13.88
                                                                   ======

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------
Year Ended June 30, 1998
--------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                             $  237,544
    Interest                                                   8,638
    Foreign taxes withheld                                   (24,571)
                                                          ----------
      Total investment income                             $  221,611
                                                          ----------
  Expenses -
    Management fee                                        $   86,245
    Trustees' compensation                                     5,000
    Shareholder servicing agent fee                              870
    Administrative fee                                         1,644
    Auditing fees                                             19,627
    Custodian fee                                             17,830
    Registration fees                                         15,007
    Printing                                                   8,651
    Legal fees                                                 1,630
    Amortization of organization expenses                      1,396
    Miscellaneous                                              1,430
                                                          ----------
      Total expenses                                      $  159,330
    Fees paid indirectly                                      (1,616)
    Reduction of expenses by investment adviser              (59,970)
                                                          ----------
      Net expenses                                        $   97,744
                                                          ----------
        Net investment income                             $  123,867
                                                          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                               $  432,164
    Foreign currency transactions                            (29,608)
                                                          ----------
      Net realized gain on investment and foreign
        currency transactions                             $  402,556
                                                          ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                           $  602,206
    Translation of assets and liabilities in foreign
        currency                                             (16,638)
                                                          ----------
      Net unrealized gain on investments and foreign
        currency translation                              $  585,568
                                                          ----------
        Net realized and unrealized gain on investments
          and foreign currency                            $  988,124
                                                          ----------
          Increase in net assets from operations          $1,111,991
                                                          ==========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
Year Ended June 30,                                                     1998                 1997
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $   123,867         $    84,412
  Net realized gain on investment and foreign currency
    transactions                                                     402,556             267,140
  Net unrealized gain on investments and foreign currency
    translation                                                      585,568             977,772
                                                                 -----------         -----------
    Increase in net assets from operations                       $ 1,111,991         $ 1,329,324
                                                                 -----------         -----------
Distributions declared to shareholders -
  From net investment income                                     $   (68,852)        $   (32,941)
  From net realized gain on investment and foreign
    currency transactions                                           (292,025)            (61,500)
                                                                 -----------         -----------
    Total distributions declared to shareholders                 $  (360,877)        $   (94,441)
                                                                 -----------         -----------
Net increase in net assets from Fund share transactions          $ 1,037,376         $ 6,955,675
                                                                 -----------         -----------
      Total increase in net assets                               $ 1,788,490         $ 8,190,558
Net assets:
  At beginning of period                                          10,688,422           2,497,864
                                                                 -----------         -----------
  At end of period (including accumulated undistributed
    net investment income of $94,262 and $68,855,
    respectively)                                                $12,476,912         $10,688,422
                                                                 ===========         ===========

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------
                                            Year Ended                Year Ended               Period Ended
                                         June 30, 1998             June 30, 1997              June 30, 1996*
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $ 13.04                   $ 10.96                     $10.00
                                               -------                   -------                     ------
Income from investment operations# -
  Net investment income(S)                     $  0.14                   $  0.23                     $ 0.13
  Net realized and unrealized
    gain on investments and
    foreign currency
    transactions                                  1.12                      2.23                       0.83
                                               -------                   -------                     ------
      Total from investment operations         $  1.26                   $  2.46                     $ 0.96
                                               -------                   -------                     ------
Less distributions declared to shareholders -
  From net investment income                   $ (0.08)                  $ (0.13)                    $ --
  From net realized gain on
    investment and foreign
    currency transactions                        (0.34)                    (0.25)                      --
                                               -------                   -------                     ------
      Total distributions declared to
       shareholders                            $ (0.42)                  $ (0.38)                    $ --
                                               -------                   -------                     ------
Net asset value - end of period                $ 13.88                   $ 13.04                     $10.96
                                               =======                   =======                     ======
Total return                                    10.13%                    22.97%                      9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                       0.85%                     0.85%                      0.94%+
  Net investment income                          1.08%                     1.98%                      2.46%+
Portfolio turnover                                 64%                       76%                        19%
Net assets at end of period (000 omitted)      $12,477                   $10,688                     $2,498

  * For the period from the commencement of the Fund's investment operations, January 31, 1996, through June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Effective May 3, 1996, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management fees, at no more than 0.10% of average daily net assets. During the period January 31, 1996, through May 2, 1996, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management fees, at no more than
    0.20% of average daily net assets. To the extent actual expenses were over/under these limitations, the net investment income
    (loss) per share and the ratios would have been:

   Net investment income (loss)                $  0.07                   $  0.10                     $(0.08)
   Ratios (to average net assets):
     Expenses##                                  1.39%                     2.01%                      4.91%+
     Net investment income (loss)                0.54%                     0.85%                    (1.51)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional International Equity Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 1998, $29,608 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The investment adviser has voluntarily agreed to pay the expenses of the Fund, exclusive of management fees, in order to maintain other expenses at no more than 0.10% per annum of the Fund's average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $8,011,201 and $7,202,490, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $10,794,229
                                                                  ===========
Gross unrealized appreciation                                     $ 2,639,063
Gross unrealized depreciation                                        (897,195)
                                                                  -----------
    Net unrealized appreciation                                   $ 1,741,868
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                     Year Ended June 30, 1998  Year Ended June 30, 1997
                                     -----------------------   ------------------------
                                      Shares         Amount      Shares       Amount
---------------------------------------------------------------------------------------
Shares sold                           96,523     $1,273,048     601,125   $7,068,597
Shares issued to shareholders in
  reinvestment of distributions       27,197        329,631       8,372       94,441
Shares reacquired                    (44,030)      (565,303)    (17,934)    (207,363)
                                     -------     ----------   ---------   ----------
    Net increase                      79,690     $1,037,376     591,563   $6,955,675
                                     =======     ==========   =========   ==========

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1998, was $6.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                       Net
                                       Contracts to                          Contracts          Unrealized
              Settlement Date       Deliver/Receive   In Exchange for         at Value        Appreciation
----------------------------------------------------------------------------------------------------------
Purchases             9/25/98  GBP          266,000          $433,912       $ 441,587            $  7,675
                                                             ========       =========            ========

Forward foreign currency sales under master netting agreements amounted to a net payable of $21,061 with Deutsche Bank and $2,806 with Merrill Lynch & Co. at June 30, 1998.

At June 30, 1998, the Fund had sufficient cash to cover any commmitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 1998, the Fund owned the following restricted securities (constituting 0.79% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

Description                                  Date of Acquisition           Shares             Cost            Value
-------------------------------------------------------------------------------------------------------------------
Hong Leong Finance Ltd.                       4/04/97 - 10/17/97           36,000         $104,365          $29,536
Jarvis Hotels PLC                              6/12/96 - 5/20/97           24,000           74,793           68,855
                                                                                          --------          -------
                                                                                          $179,158          $98,391
                                                                                          ========          =======

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Institutional International Equity Fund as of June 30, 1998, the related statements of operations for the year then ended, and the statements of changes in net assets for the years ended June 30, 1998 and 1997, and the financial highlights for each of the years in the three-year period ended June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Institutional International Equity Fund at June 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 7, 1998

FEDERAL TAX INFORMATION

The Fund has designated $135,816 as a capital gain dividend.

For the year ended June 30, 1998, income from foreign sources was $237,544 and foreign taxes withheld were $23,134.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                 IIE-2 8/98 0.5M